Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST PROVIDES UPDATED 2015 OUTLOOK AND
ANNOUNCES $100 MILLION SHARE REPURCHASE PROGRAM

ANNAPOLIS, MD, September 29, 2015 - Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), announced today that it is providing an update to its 2015 outlook and its board of trustees authorized a $100.0 million share repurchase program.
"We expect to achieve our previously provided outlook on RevPAR growth for our hotel portfolio for the third quarter and full year, however, we are adjusting our outlook for the second half of 2015 to primarily reflect (1) a change in expectations in the composition of our RevPAR growth which we now expect to be led by stronger occupancy growth and modestly lower ADR growth than previously expected, which negatively impacts profitability, (2) weaker than expected results in late August and early September as a result of the Labor Day shift and (3) a significantly larger than expected increase in property taxes at our two Chicago hotels,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. "Reflecting our belief that lodging industry fundamentals will remain positive for the foreseeable future and our confidence in the positioning and growth potential of our existing portfolio, we have authorized a $100 million share repurchase program to provide the Trust with the ability to opportunistically use available capital to enhance returns for our shareholders.”
2015 OUTLOOK UPDATE
The Trust is updating its 2015 outlook to incorporate its recent operating trends and fundamentals. The updated outlook assumes no additional acquisitions, dispositions, or financing transactions (in millions, except per share amounts):

	Updated Outlook		Previous Outlook
	Low	High	Low	High
Third Quarter 2015
Pro forma RevPAR increase over 2014(1)	6.8%	7.1%	6.5%	8.5%
Adjusted Hotel EBITDA	$57.5	$58.5	$58.9	$61.4
Adjusted Hotel EBITDA Margin	35.0%	35.3%	35.8%	36.6%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	90 bps	125 bps	175 bps	250 bps
Adjusted Corporate EBITDA	$53.8	$54.6	$54.7	$57.0
AFFO per diluted common share	$0.72	$0.74	$0.73	$0.77

Full Year 2015
Pro forma RevPAR increase over 2014(1)	6.5%	7.25%	6.5%	8.5%
Pro forma Adjusted Hotel EBITDA	$197.7	$200.7	$200.2	$206.4
Pro forma Adjusted Hotel EBITDA Margin	32.6%	32.8%	32.8%	33.3%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(1)	115 bps	140 bps	140 bps	190 bps
Adjusted Corporate EBITDA	$173.9	$176.5	$175.9	$181.6
AFFO per diluted common share	$2.24	$2.28	$2.27	$2.35

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

___________

(1)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.
SHARE REPURCHASE PROGRAM
On September 29, 2015, the Trust's board of trustees authorized a share repurchase program pursuant to which the Trust may acquire up to $100.0 million of its common shares using cash on hand and borrowings under its revolving credit facility.
The timing and volume of repurchases will be determined by the Trust's management based on its ongoing assessments of the capital needs of the business, prevailing market prices, general economic and market conditions and other considerations. The repurchase program authorizes the Trust to repurchase its common shares from time to time through open market purchases, negotiated transactions or other means, including Rule 10b5-1 trading plans, in accordance with applicable securities laws and other restrictions. No time limit has been set for the completion of the repurchase program, and the program may be suspended or discontinued at any time. The share repurchase program does not obligate the Trust to acquire any particular amount of its shares.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE INFORMATION
The Trust will provide a live webcast and dial-in for a presentation that it will be giving as part of its Institutional Investor and Security Analyst Conference starting at 12:30 p.m. Pacific Time on Tuesday, September 29, 2015 in San Francisco, California. Interested individuals are invited to listen to the presentation by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 42926493. A simultaneous webcast of the presentation will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the presentation will be available two hours after the live presentation until midnight on October 6, 2015. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 42926493. A webcast replay of the presentation will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,699 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s updated third quarter and full year 2015 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of September 29, 2015, and the Trust undertakes no obligation to update any

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three months ending September 30, 2015 and year ending December 31, 2015:

	Three Months Ending September 30, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$27,400	$28,000	$70,430	$72,630
Add: Interest expense	8,300	8,300	31,890	31,890
Income tax expense	100	300	2,000	2,400
Depreciation and amortization	17,960	17,960	68,790	68,790
Air rights contract amortization	130	130	520	520
Corporate general and administrative	3,700	3,900	16,890	17,290
Hotel acquisition costs	10	10	850	850
Hotel EBITDA	57,600	58,600	191,370	194,370

Less: Non-cash amortization(1)	(150)	(150)	(570)	(570)
Adjusted Hotel EBITDA	57,450	58,450	190,800	193,800

Add: Prior owner Hotel EBITDA(2)	—	—	6,900	6,900
Pro forma Adjusted Hotel EBITDA	$57,450	$58,450	$197,700	$200,700

Total revenue	$164,210	$165,450	$586,550	$591,050
Add: Prior owner total revenue(2)	—	—	20,300	20,300
Pro forma total revenue	$164,210	$165,450	$606,850	$611,350

Pro forma Adjusted Hotel EBITDA Margin	35.0%	35.3%	32.6%	32.8%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending September 30, 2015 and year ending December 31, 2015:

	Three Months Ending September 30, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$27,400	$28,000	$70,430	$72,630
Add: Interest expense	8,300	8,300	31,890	31,890
Income tax expense	100	300	2,000	2,400
Depreciation and amortization	17,960	17,960	68,790	68,790
Corporate EBITDA	53,760	54,560	173,110	175,710

Add: Hotel acquisition costs	10	10	850	850
Less: Non-cash amortization(1)	(20)	(20)	(50)	(50)
Adjusted Corporate EBITDA	$53,750	$54,550	$173,910	$176,510

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending September 30, 2015 and year ending December 31, 2015:

	Three Months Ending September 30, 2015		Year Ending December 31, 2015
	Low	High	Low	High
Net income	$27,400	$28,000	$70,430	$72,630
Add: Depreciation and amortization	17,960	17,960	68,790	68,790
FFO	45,360	45,960	139,220	141,420

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(150)	(150)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	(10)	(10)	—	—
FFO available to common shareholders	42,780	43,380	128,970	131,170

Add: Hotel acquisition costs	10	10	850	850
Less: Non-cash amortization(1)	(20)	(20)	(50)	(50)
AFFO available to common shareholders	$42,770	$43,370	$129,770	$131,970

FFO per common share:
Basic	$0.73	$0.74	$2.24	$2.28
Diluted	$0.73	$0.74	$2.23	$2.26

AFFO per common share:
Basic	$0.73	$0.74	$2.26	$2.30
Diluted	$0.72	$0.74	$2.24	$2.28

Weighted-average number of common shares outstanding:
Basic	58,553	58,553	57,474	57,474
Diluted	58,998	58,998	57,915	57,915
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	205	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,699